EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Bowlin Travel Centers, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended January 31, 2003 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 22, 2003

/s/ MICHAEL L. BOWLIN
---------------------------
Chief Executive Officer of
Bowlin Travel Centers, Inc.